UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 2, 2012

Game Trading Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-141521	20-5433090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10957 McCormick Road, Hunt Valley, Maryland	21031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 316-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On January 30, 2012, Game Trading Technologies, Inc. and its affiliate Gamers Factory, Inc. (collectively, the “Companies”) filed voluntary petitions for relief pursuant to Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The petitions were filed in the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the “Bankruptcy Court”), and are being jointly administered for procedural purposes only as case number 12-11519.  The Companies will continue to operate as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME TRADING TECHNOLOGIES, INC.

Date: February 2, 2012	By:	/s/ Rodney Hillman
Rodney Hillman
Chief Operating Officer